RECENT ACQUISITION	12 Months Ended
Dec. 31, 2018
RECENT ACQUISITION [Abstract]
RECENT ACQUISITION
NOTE 26 – RECENT ACQUISITION

Effective April 1, 2018, we completed the acquisition of all of the issued and outstanding shares of common stock of TCSB through a merger of TCSB into Independent Bank Corporation (“IBCP”), with IBCP as the surviving corporation (the ‘‘Merger’’).  On that same date we also consolidated Traverse City State Bank, TCSB’s wholly-owned subsidiary bank, into Independent Bank (with Independent Bank as the surviving institution).  Under the terms of the merger agreement each holder of TCSB common stock received 1.1166 shares of IBCP common stock plus cash in lieu of fractional shares totaling $0.005 million.  TCSB option holders had their options converted into IBCP stock options.  As a result we issued 2.71 million shares of common stock and 0.19 million stock options with a fair value of approximately $64.5 million to the shareholders and option holders of TCSB.  The fair value of common stock and stock options issued as the consideration paid for TCSB was determined using the closing price of our common stock on the acquisition date.  This acquisition was accounted for under the acquisition method of accounting.  Accordingly, we recognized amounts for identifiable assets acquired and liabilities assumed at their estimated acquisition date fair values.  TCSB results of operations are included in our results beginning April 1, 2018.  Non-interest expense includes $3.5 million and $0.3 million of costs incurred during the years ended December 31, 2018 and 2017, respectively related to the Merger. Any remaining Merger related costs will be expensed as incurred in future periods.

The following table reflects our preliminary valuation of the assets acquired and liabilities assumed:

(In thousands)
Cash and cash equivalents	$23,521
Interest bearing deposits - time	4,054
Securities available for sale	6,066
Federal Home Loan Bank stock	778
Loans, net	295,799
Property and equipement, net	1,067
Capitalized mortgage loan servicing rights	3,047
Accrued income and other assets	3,362
Other intangibles (1)	5,798
Total assets acquired	343,492

Deposits	287,710
Other borrowings	14,345
Subordinated debentures	3,768
Accrued expenses and other liabilities	1,429
Total liabilities assumed	307,252
Net assets acquired	36,240
Goodwill	28,300
Purchase price (fair value of consideration)	$64,540

(1)	Relates to core deposit intangibles (see note #7).

Management views the disclosed fair values presented above to be provisional.  Prior to the end of the one-year measurement period for finalizing acquisition-date fair values, if information becomes available which would indicate adjustments are required to the allocation, such adjustments will be included in the allocation in the reporting period in which the adjustment amounts are determined.

Goodwill related to this acquisition will not be deductible for tax purposes and consists largely of synergies and cost savings resulting from the combining of the operations of TCSB into ours as well as expansion into a new market.

The estimated fair value of the core deposit intangible was $5.8 million and is being amortized over an estimated useful life of 10 years.

The fair value of net assets acquired includes fair value adjustments to certain receivables that were not considered impaired as of the acquisition date. The fair value adjustments were determined using discounted contractual cash flows.  However, we believe that all contractual cash flows related to these financial instruments will be collected.  As such, these receivables were not considered impaired at the acquisition date and were not subject to the guidance relating to purchased credit impaired loans which have shown evidence of credit deterioration since origination.  Receivables acquired that are not subject to these requirements included non-impaired customer receivables with a fair value and gross contractual amounts receivable of $292.9 million and $298.6 million, respectively on the date of acquisition.